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                                 Exhibit 23.1
                                 ------------

                     Consent of Independent Accountants

          We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 24, 1999 relating to the financial statements of CoorsTek, Inc., which appear in the Registration Statement on Form 10 filed October 6, 1999 for the year ended December 31, 1998.


                                            /s/  PricewaterhouseCoopers LLP

Denver, Colorado
February 25, 2000